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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated February 27, 1998, on Rally's Hamburgers, Inc. and subsidiaries' consolidated financial statements for the year ended December 28, 1997 included in this Form 10-K, into the GIANT GROUP, LTD.'s previously filed Registration Statement File No. 33-16848.




                                             ARTHUR ANDERSEN LLP



Louisville, Kentucky
March 30, 1998